SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)	    	May 5, 2005
                                                ___________________________

		        		US 1 INDUSTRIES, INC.
___________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


	Indiana	                1-8129	     		95-3585609
____________________________________________________________________________
(State or Other Jurisdiction 	    (Commission   	(IRS Employer
of Incorporation)	                 File Number)       Identification No.)

1000 Colfax, Gary, Indiana 				      46406
____________________________________________________________________________
(Address of Principal Executive Offices)			(Zip Code)


Registrant's telephone number, including area code	   (219) 977-5225
                                                    ________________________

	    			Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  __ Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
  __ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
  __ Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
  __ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))











Item 1.01	Entry into a Material Definitive Agreement.

	On May 5, 2005, US 1 Industries, Inc. (the "Company") entered into an amendment (the "Amendment") to the Amended and Restated Loan Agreement dated March 10, 2005 (the "Loan Agreement"), by and among the subsidiaries of the Company listed as Borrowers thereunder, the Company, as Guarantor, and U.S. Bank, National Association. The Amendment waives any event of default that may have occurred as a result of the failure of the Company to comply with certain financial covenants as of December 31, 2004 as a result of the judgment entered against the Company's subsidiary, Cam Transport, Inc., a Borrower under the Loan Agreement, on March 16, 2005, by the Court of Commons Pleas of Allendale County, South Carolina (the "Cam Judgment"). In addition, the Amendment revises certain provisions in the Loan Agreement used to calculate collateral availability, set interest rate pricing, and determine compliance with certain financial covenants to reflect the Cam Judgment. No additional indebtedness was created as a result of the Amendment and all other terms of the Loan Agreement, including its maturity, remain in full force and effect.

    A copy of the Amendment is filed with this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

	(c)	Exhibits

10.11(a)
Amendment dated may 5, 2005 to Amended and Restated Loan Agreement dated March 10, 2005































                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  US 1 INDUSTRIES, INC.



Dated:	May 05, 2005	    By: /S/ Michael E. Kibler
                                      ___________________________
                                      Name:   Michael E. Kibler
                                      Title:  President and Chief
                                              Executive Officer












































                               EXHIBIT INDEX

Exhibit No.			Description of Exhibit

10.11(a) Amendment dated May 5, 2005 to Amended and Restated Loan Agreement dated March 10, 2005